                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report April 14, 1999
                                         --------------
                        (Date of earliest event reported)



                      COLLABORATIVE CLINICAL RESEARCH, INC.
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             (Exact name of registrant as specified in its charter)

                   Ohio                                            (000-20699)                        34-1685364
--------------------------------------------              ------------------------------              -------------------------
(State or other jurisdiction of                               (Commission File No.)                   (I.R.S. Employer
incorporation)                                                                                        Identification No.)

                 20600 Chagrin Boulevard, Cleveland, Ohio                                      44122
---------------------------------------------------------------------------               ----------------
                 (Address of principal executive offices)                                   (Zip Code)

Registrant's telephone number, including area code:                             (216) 491-9930
                                                                                --------------


                                Page 1 of 5 Pages
                         Exhibit Index Appears on Page 3


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Item 5.   Other Events
----------------------

         On April 14, 1999, Collaborative Clinical Research, Inc. (the "Company") issued a press release announcing that the proposed sale of its Clinical Business to West Pharmaceutical Services, Inc., received the approval of the Company's shareholders at a special meeting held on April 14, 1999. The proposed sale received the favorable vote of over 75.2% of the outstanding shares and 86.8% of the total number of shares voted. A related proposal to change the Company's name to DataTRAK International, Inc. also received shareholder approval, as did a proposal to amend the Company's outside directors stock option plan.


                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   COLLABORATIVE CLINICAL RESEARCH, INC.

                                   By: /s/ Terry C. Black
                                      ------------------------------------------
                                      Terry C. Black
                                      Vice President of Finance, Chief Financial
                                      Officer, Treasurer and Assistant Secretary


Date:  April 15, 1999


                                Page 2 of 5 Pages
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                                  EXHIBIT INDEX
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         EXHIBIT NO.                        DESCRIPTION               PAGE
         -----------                        -----------               ----

         99.1              Press Release Issued by the Company
                           on April 14, 1999.                         4


                                Page 3 of 5 Pages